Exhibit 10.18

OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND PURCHASE AND CONTRIBUTION AGREEMENT
(Ferguson Receivables, LLC)
This Omnibus Amendment (this “Amendment”) is entered into by the undersigned parties as of December 8, 2021, and amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”) and FERGUSON PLC (formerly Wolseley plc), a company incorporated in Jersey and having registration number 128484 (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators.
Preliminary Statement: The Seller and the Servicer have requested the Administrative Agent and the Facility Agents to increase the size of the Facility and to make certain other amendments to the Receivables Purchase Agreement and the Purchase and Contribution Agreement, and the Administrative Agent and the Facility Agents signatory hereto are willing to agree to such increase and amendments in accordance with the terms hereof. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. The Receivables Purchase Agreement and the Purchase and Contribution Agreement are sometimes collectively referred to herein as the “Amendment Documents”. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, references to the part include the whole and the words “include”, “including” and “includes” shall be deemed to be followed by “without limitation”. Each reference to “hereof”, “hereunder”, “herein” and “hereby”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. All references to an Amendment Document in any other document or instrument shall be deemed to mean the applicable Amendment Document, as amended by this Amendment. This Amendment shall not constitute a novation of either Amendment Document, but shall constitute an amendment to each of them. The parties hereto agree to be bound by the terms and obligations of the Amendment Documents, as amended by this Amendment, as though the terms and obligations of each Amendment Document were set forth herein.
I.    AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:
1.1    Increase of Maximum Net Investment and Purchase Group Maximum Net Investments; Revised Schedule I. (a)    In accordance with the provisions of Section 2.16 of the Receivables Purchase Agreement, the Maximum Net Investment is hereby increased from $600,000,000 to $800,000,000, and to effectuate such increase, each existing Purchase Group’s Purchase Group Maximum Net Investment is hereby increased by the following applicable amount:

Purchase Group	Increase Amount
RBC Group	$60,000,000
Truist Group	$35,000,000
TD Bank Group	$35,000,000
SMBC Group	$35,000,000
PNC Group	$35,000,000
Following such increases, each Purchase Group will have the Purchase Group Maximum Net Investment and the Purchase Group Percentage specified on revised Schedule I attached hereto.
(b)    The parties hereto agree that if on the Amendment Effective Date, the Aggregate Net Investment is greater than $0, then on the first to occur of an Incremental Purchase or an Optional Reduction Date, the Aggregate Net Investment shall be reallocated among the Purchase Groups to reflect their new Purchase Group Percentages after giving effect to this Amendment.
1.2    Amendment of Required Notice for Incremental Purchases. The required notice time for an Incremental Purchase specified in the second sentence of Section 2.02 of the Receivables Purchase Agreement is hereby changed from two Business Days to one Business Day, and that sentence now reads as follows:
The Seller shall provide the Administrative Agent and the Facility Agents with a Purchase Notice by 1:00 p.m. (New York City time) at least one Business Day prior to each Incremental Purchase.
1.3    Amendment of Facility Increase Provision. The amount to which the Seller has the right to increase the Maximum Net Investment in accordance with the procedures set forth in Section 2.16 of the Receivables Purchase Agreement is hereby increased from $800,000,000 to $1,000,000,000, and Section 2.16 now reads as follows:
        Section 2.16.    Increase in Maximum Net Investment.     The Seller may at any time and from time to time as long as no Termination Event or Potential Termination Event exists increase the Maximum Net Investment up to $1,000,000,000 by (a) either (i) adding additional Purchase Groups or (ii) causing an existing Purchase Group or Groups to increase its Purchase Group Maximum Net Investment and (b) executing an amendment to this Agreement. Each new Purchase Group shall become a party hereto by executing and delivering to the Administrative Agent, the Seller and the Servicer an Assumption Agreement (which Assumption Agreement shall be executed by all Purchasers in such new Purchase Group).
1.4    Commingling of Collections on Acquisition Receivables. The following proviso is hereby added to the end of the first sentence of Section 7.02(l) of the Receivables Purchase Agreement to allow the commingling of certain Collections of Acquisition Receivables and Section 7.02(l) now reads as follows:
(l)        Commingling.     It will not direct any funds to be deposited into any Lockbox Account or Depositary Account other than Collections of Receivables; provided, however, that it may direct or allow Collections of Acquisition Receivables being prepared for reporting on an Approved Data Reporting System in accordance with Section 11.21 hereof to be so deposited in an aggregate amount not in excess of $15,000,000 (as determined on the last day of each Calculation Period and reported in the related Monthly Report) until the applicable Inclusion Date for such Acquisition Receivables (after which Inclusion Date, no such limit will apply).
    1.5    Addition of Depositary Account; Amendment of Schedule II. In accordance with the provisions of Section 4.10(g) of the Receivables Purchase Agreement, the Seller notified the Administrative Agent and the Facility Agents of the addition of a new Depositary Account at Bank of America, N.A. into which Collections of Receivables are being paid. Such Depositary Account (Account # 4451481229) has been added to, and made subject to the “control” provisions of, the Blocked Account Agreement dated as of July 31, 2013, as amended, among the Seller, the Servicer, Bank of America, N.A., as Depositary Bank, and the Administrative Agent, as Secured Party. The Administrative Agent hereby consents to the addition of such Depositary Account and the amendments to such Blocked Account Agreement. The attached revised Schedule II to the Receivables Purchase Agreement reflects the addition of such Depositary Account.
The foregoing amendments to the Receivables Purchase Agreement constitute the twelfth amendment to the Receivables Purchase Agreement.
II.    AMENDMENTS TO PURCHASE AND CONTRIBUTION AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Purchase and Contribution Agreement is amended as follows:
2.1    Commingling of Collections of Acquisition Receivables. The following proviso is hereby added to the end of the last sentence of Section 6.01(a)(v) of the Purchase and Contribution Agreement to allow the commingling of certain Collections of Acquisition Receivables and that last sentence of Section 6.01(a)(v) now reads as follows:
(v)    It will not direct any funds to be deposited into any Lockbox Account or Depositary Account other than Collections of Receivables; provided, however, that it may direct or allow Collections of Acquisition Receivables being prepared for reporting on an Approved Data Reporting System in accordance with Section 11.21 of the Receivables Purchase Agreement to be so deposited in an aggregate amount not in excess of $15,000,000 (as determined on the last day of each Calculation Period and reported in the related Monthly Report) until the applicable Inclusion Date for such Acquisition Receivables (after which Inclusion Date, no such limit will apply).
    2.2    Addition of Depositary Account; Amendment of Schedule II. Pursuant to this Amendment, the Administrative Agent has consented to the addition of a new Depositary Account at Bank of America, N.A. into which Collections of Receivables are being paid. Such Depositary Account (Account # 4451481229) has been added to, and made subject to the “control” provisions of, the Blocked Account Agreement dated as of July 31, 2013, as amended, among the Seller, the Servicer, Bank of America, N.A., as Depositary Bank, and the Administrative Agent, as Secured Party. The attached revised Schedule II reflects the addition of such Depositary Account.
The foregoing amendments to the Purchase and Contribution Agreement constitute the fifth amendment to the Purchase and Contribution Agreement.
III.    REPRESENTATIONS AND WARRANTIES
3.1    In order to induce the Facility Agents, the Purchasers and the Administrative Agent to execute, deliver and perform this Amendment, each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants to the other parties to this Amendment as of the Amendment Effective Date that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on and as of a specified date and then as of such specified date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.    CONDITIONS TO EFFECTIVENESS

4.1    The effectiveness of this Amendment shall occur on the date (the “Amendment Effective Date”) when (a) the Administrative Agent and the Facility Agents shall have received (i) duly executed counterparts of this Amendment from each party hereto and (ii) an executed counterpart of the amended Blocked Account Agreement referenced in Section 1.5 of this Amendment and (b) each Facility Agent shall have received from the Seller an amendment fee equal to 0.10% of the its related Purchase Group’s Increase Amount specified in Section 1.1(a) hereof.
V.     AFFIRMATION OF RATIFICATION
    5.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
VI.    MISCELLANEOUS
    6.1    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as expressly amended hereby, each Amendment Document remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Amendment Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
6.2     This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
    6.3. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by emailed pdf, facsimile transmission or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The parties acknowledge and agree that they may execute this Amendment and any Transaction Document and any variation or amendment to the same, by electronic instrument. The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment and any Transaction Document shall have the same validity and legal effect as the use of a signature affixed by hand (to the extent permitted by applicable law) and is made with the intention of authenticating this Amendment and any such Transaction Document, applicable and evidencing the parties’ intention to be bound by the terms and conditions contained herein and therein. For the purposes of using an electronic signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC, as Seller

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an     Originator and Servicer

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

ENERGY & PROCESS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

DBS HOLDINGS, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

HP PRODUCTS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer
[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

FERGUSON PLC, as Parent

By: /s/ William Brundage
    Name: William Brundage
    Title: Group Cheif Financial Officer

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Janine D. Marsini
    Name: Janine D. Marsini
    Title: Authorized Signatory

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

TRUIST BANK, as a Committed Purchaser and a Facility Agent

    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

GTA FUNDING LLC, as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
    Name: Kevin J. Corrigan
    Title: Vice President

RELIANT TRUST, as a Conduit Purchaser
By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent,
    The Toronto-Dominion Bank

By: /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

THE TORONTO-DOMINION BANK, as a Committed Purchaser and a Facility Agent

By: /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

SMBC NIKKO SECURITIES AMERICA, INC., as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ Jun Ashley
    Name: Jun Ashley
        Title: Director

[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President
[Signature Page to Omnibus Amendment (Ferguson Receivables, LLC December 2021)]

Schedule I
to
Receivables Purchase Agreement

S-I-1

Schedule II

Schedule of
Depositary Banks,
Accounts and
Lockboxes

S-II-1